UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2021

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7905 Quivira Road
Lenexa,	KS	66215
(Address of principal executive offices)		(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)

7905 Quivira Lenexa, Kansas 66215
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNK	The Nasdaq Stock Market LLC
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2021, Hostess Brands, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals and cast their votes as set forth below.

Proposal 1: Election of Directors

The stockholders elected all of the nominees for election as directors to serve for a term that shall expire at the 2022 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Vote
Jerry D. Kaminski	115,721,112	266,258	4,620,256
Andrew P. Callahan	115,715,258	272,112	4,620,256
Olu Beck	112,933,271	3,054,099	4,620,256
Laurence Bodner	113,288,821	2,698,549	4,620,256
Gretchen R. Crist	114,799,529	1,187,841	4,620,256
Rachel P. Cullen	112,460,064	3,527,306	4,620,256
Hugh G. Dineen	113,174,558	2,812,812	4,620,256
Ioannis Skoufalos	114,794,102	1,193,268	4,620,256
Craig D. Steeneck	113,378,458	2,608,912	4,620,256

Proposal 2: Say-on Pay

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2020. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
111,398,262	4,564,872	24,236	4,620,256

Proposal 3: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board, of KPMG LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2021. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
115,553,382	4,916,897	137,347	Not applicable

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibits
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

HOSTESS BRANDS, INC.

Date: June 30, 2021	By:	/s/ Jolyn J. Sebree
	Name:	Jolyn J. Sebree
	Title:	Senior Vice President